Tom Johnson Chairman & CEO Exhibit 99.1 GIS

Michael Shea President & COO GIS

GISX
Successes in FY ‘06
• Achieved 1 Billion in Revenues
• Internal Revenue Growth YTD
– Copier 6%
– Non-Copier 2%
– Combined 5%
• Overall Revenue Growth 11.2%
– Operating Profit Growth – 8.2%
– Earnings Per Share Growth – 8.4%
– Service Growth 8%
– Supply Growth 4%

GISX
Key Areas of Focus – FY ’07
• Growth
– Internal
– External – Disciplined Acquisitions
– Operating Business Plan at CORE
Company
• Focus on Customer Service as a
Differentiator
• Investment in Management Development

Ray Schilling Executive VP & CFO GIS

GISX
FY ’06 Key Financial Accomplishments
• Surpassed a billion dollars in revenues
• 31 Consecutive quarters (since Initial Public
Offering in 1998) of positive internal revenue
growth in the copier businesses, while our
competitors saw revenues decline.
• Most profitable public company in our industry
• Finished our 3 year acquisition target period with
an average of $76.3 million in acquire revenues
per year.
• Best customer service and support in our industry
• Adjusted EBITDA of $132.8 million in fiscal ’06.

GISX
F/Y ’06 vs. F/Y ’05
($ in 000’s, except per-share amounts)
2006 2005 Change
Revenues:
  Equipment and supplies sales 768,331 $   694,745 $   10.6%
  Service and rentals 262,253      231,705      13.2%
                                                                   Total revenues 1,030,584   926,450      11.2%
Costs and operating expenses:
  Cost of equipment and supplies sales 486,073      441,591      10.1%
  Service and rental costs 137,407      120,789      13.8%
  Selling, general and administrative expenses 291,259      257,112      13.3%
  Intangible asset amortization 1,775          1,518          16.9%
                               Total costs and operating expenses 916,514      821,010      11.6%
Gross margin:
   Equipment and supplies gross margin 282,258      253,154      11.5%
   Service and rentals gross margin 124,846      110,916      12.6%
                                                            Total gross margin 407,104      364,070      11.8%
Income from operations 114,070      105,440      8.2%
Loss on early extinguishment of debt -                  1,655          N/A
Interest expense, net 13,985        11,896        17.6%
Income before income taxes 100,085      91,889        8.9%
Income taxes 38,185        34,918        9.4%
Net income
61,900 $     56,971 $     8.7%
Net income per common share:
     Basic 2.68 $         2.48 $
     Diluted 2.45 $         2.26 $

GISX
F/Y ’06 vs. F/Y ’05
2006 2005
Revenues:
  Equipment and supplies sales 74.6% 75.0%
  Service and rentals 25.4% 25.0%
                                              Total revenues 100.0% 100.0%
Costs and operating expenses:
  Cost of equipment and supplies sales 47.2% 47.7%
  Service and rental costs 13.3% 13.0%
  Selling, general and administrative expenses 28.2% 27.7%
  Intangible asset amortization 0.2% 0.2%
                 Total costs and operating expenses 88.9% 88.6%
Gross margin (as a % of related revenue):
   Equipment and supplies gross margin 36.7% 36.4%
   Service and rentals gross margin 47.6% 47.9%
      Total gross margin as a % of total revenue 39.5% 39.3%
Income from operations 11.1% 11.4%
Loss on early extinguishment of debt 0.0% 0.2%
Interest expense, net 1.4% 1.3%
Income before income taxes 9.7% 9.9%
Income taxes 3.7% 3.8%
Net income
6.0% 6.1%

GISX
F/Y ’06 by Quarter
($ in 000’s, except per-share amounts)
Diluted
$     0.69 $     0.70 $     0.67 $      0.63 Basic
Net income per common share:
$  15,889 $   16,093 $   15,276 $   14,642 Net income
9,821 9,947 9,443 8,974 Income taxes
25,710 26,040 24,719 23,616 Income before income taxes
3,583 3,631 3,445 3,326 Interest expense
29,293 29,671 28,164 26,942 Income from operations
239,307 227,173 230,164 219,387 Total costs & operating expenses
$268,600 $256,844 $258,811 $246,329 Total revenues
3/31/2006 12/31/2005 9/30/2005 6/30/2005
For the quarter ended:
$     0.63 $     0.64 $     0.61 $      0.58

F/Y ’06 by Quarter as a % of Revenue
5.9% 6.3% 5.9% 5.9% Net income
3.7% 3.9% 3.7% 3.6% Income taxes
9.6% 10.2% 9.6% 9.5% Income before income taxes
1.3% 1.4% 1.3% 1.4% Interest expense
10.9% 11.6% 10.9% 10.9% Income from operations
89.1% 88.4% 89.1% 89.1% Total costs & operating expenses
100.0% 100.0% 100.0% 100.0% Total revenues
3/31/2006 12/31/2005 9/30/2005 6/30/2005
For the quarter ended:

GISX
3/06 Quarter vs. 3/05 Quarter
($ in 000’s, except per-share amounts)
10.5% $        0.57 $      0.63 Diluted
$        0.62 $      0.69 Basic
Net income per common share:
9.2% $   14,553 $  15,889 Net Income
11.0% 8,848 9,821      Income taxes
9.9% 23,401 25,710 Income before income taxes
9.5% 3,273 3,583     Interest expense
9.8% 26,674 29,293    Income from operations
8.4% 220,718 239,307  Total costs & operating expenses
8.6% $ 247,392 $  268,600 Total revenue
Change 2005 2006
March 31,
For the quarters ended:

GISX
Internal Growth
6.3% 1.7% 2.9% Q1
10.2% 1.1% 3.6% Q2
(1.2%) 7.1% 4.9% Q3
5.5% 6.5% 6.3% Q4
5.3% 4.2% 4.5% FY2005
4.2% 5.9% 5.5% Q1
(0.9%) 6.4% 4.6% Q2
7.0% 4.8% 5.3% Q3
(0.1%) 7.2% 5.7% Q4
2.4% 6.1% 5.2% FY2006
Non-Copier Copier Combined

GISX Q1 FY 2007 Outlook • Revenue Growth – Total 6-9% – Internal 4-6% • Diluted EPS $.59 -.$63

Balance Sheet and Other Financial Data
$441.7 $387.4 $284.8 Stockholders’ equity
$260.7 $262.8 $195.2 Long-term debt (LTD)
$882.9 $816.9 $597.8 Total assets
$156.4 $115.4 $106.4 Working Capital
3/31/06 3/31/05 3/31/04
($ in Millions)
GISX

GISX Service Benchmarks

GISX
Benchmark Model
Definition:
Definition:
Benchmark = Minimum Acceptable Performance
Benchmark = Minimum Acceptable Performance
Fact:
Fact:
There are over 50 financial and non-financial
There are over 50 financial and non-financial
benchmarks in a Key Copier Dealership, of
benchmarks in a Key Copier Dealership, of
which approximately 20 are related to service
which approximately 20 are related to service
Goal:
Goal:
To present a typical industry profit model in
To present a typical industry profit model in
order
order
to establish a framework for strategic planning
to establish a framework for strategic planning
and/or redirection of each dealership.
and/or redirection of each dealership.

GISX
Primary Service Related Benchmarks
Less than 4
hours
• Response Time
49% • Service/Supply gross margin
49% • Service/Supply revenue percent
of total
$145,000 • Total annual service revenue per
service department employee

GISX
Primary Service Related Benchmarks
$75-$95 •Service revenue per month per unit in field
5.0
4.25
85%
87%
• Gross calls per day
• Net calls per day
• Efficiency rate
• Technician accountable time
$40-$60 •Supply revenue per month per unit in field

GISX
Primary Service Related Benchmarks
Varies by useage
(i.e. segment)
• Copiers per technician
Varies by
machine
• Average parts cost per call
• Numerous headcount
related benchmarks (e.g. 1 field
service manager for 12-15 technicians)

GISX
Benchmark Model Update- Other
• Uses of the model
– Monthly to benchmark against other Global
companies (Performance Rankings)
– Financial review tool (in a decentralized
environment)
– Evaluation of new acquisitions (strengths,
weaknesses and opportunities)
– Daily by Global companies to measure
productivity and stimulate competition
• Model is widely used in the industry
• Key is the discipline and execution

Todd Johnson Sr. VP of Acquisitions & Paul Schulman Sr. VP of Business Development GIS

GISX
Acquisition Team – Global Objectives
• Add value- for Shareholders, to Global and the
Operating Companies
• Provide Accountability to Investors and Lenders
• Ensure No Surprises
• Generate Goodwill and Credibility
• Facilitate a Quick Start / Smooth Transition

GISX Disciplined Due Diligence KEY OBJECTIVE NO SURPRISES!

GISX
Disciplined Due Diligence
• In Depth Accounting and Cash Flow Analysis
• Thorough Review of Internal Controls and
Procedures
• Industry Benchmark Comparisons- Efficiency
Analysis
• Human Resources / Management Team
Assessment
• Service Department Analysis
• Insurance and Benefits Plan Analysis
• Sales Tax / Income Tax / Other Tax Review
• Facilities / Environmental Issues Review
• Organization, Structure and Staffing Analysis

GISX
Comprehensive Integration Plan
• Identify key players and assign responsibility
• Address transition of Financial reporting
• Address computer system conversion & other IT
issues
• Implementation of Sales and Marketing programs
• Implementation of Service and Operations
programs
• Transition plan for Global Benefits programs
• Other specific issues (cash mgmt, web site)
• TIMETABLE OF EVENTS

Satellites
Relationships
Warm Calls
Web Site
Due diligence

GISX Acquisition Funnel Initial assessment 68% Call ins Valid Opportunities Evaluation 39% Visits Offers 24% Negotiate 100% Deal Reached 15% Close 13.3%

GISX
Transaction Timeline
• Initial contact to offer is anywhere from 4 weeks to
several years.
• Negotiate Terms / LOI = 1 week – 1month
• Sign deal (LOI) on “Day 1”
• Due diligence in field by day 21 (5 days on site)
• Legal document drafting and due diligence
reporting 3-4 weeks beginning at end of week of
field visit.
• Closing typically 45-75 days after LOI signed
• Integration begins immediately after closing. Each
stage planned on a timetable and prioritized.

GISX
Acquisition Activity and Screening
• Global has a steady stream of small to medium
sized acquisition candidates from several sources:
– Unsolicited Call Ins (some through brokerages)
– Web Site generated emails
– Referral from industry relationship of Global senior
managers
– Core company presidents’ prospecting
• Global actively reaches out to the larger, core
company candidates to maintain our relationships
as the preferred company to sell to.

GISX
Acquisition Activity and Screening
• Tom Johnson, Paul Schulman, and Todd Johnson
are collectively working to keep acquisition activity
high through:
– Attending and speaking at dealer group meetings
– Attending and speaking at industry meetings (ITEX)
– Publishing articles in industry magazines
– Participating in Vendor group activities (Dealer Council,
trips)
– Visits to companies locations
– Encouraging core company President prospecting activity

GISX
Acquisition Activity and Screening
• We have a high screen rate.  Only 15% of the companies we
have interacted with ultimately reached deals with us.  Why?
–
We have a very disciplined approach.  We buy for strategic
benefit and not for the sake of buying volume.
– We pay a fair price.  We will not over-pay.  A good partner will always sell at a fair price.  We want good partners.
– A relatively small change in our multiple/price assumption would not bridge the gap where seller expectations are too
high.
– We buy healthy companies and make them better.  Buying
distressed companies would require much more staff, increased expenses and a much longer payback cycle, diluting Global’s
performance.
• In FYE 3/31/06, we interacted with approximately 100
acquisition candidates.

Craig Storts Corporate Treasurer GIS

GISX
GLOBAL IMAGING DIRECTORS AUTHORIZE REDEEMING
CONVERTIBLE NOTES, $150 MILLION STOCK REPURCHASE PROGRAM
AND RECASTING OF COMPANY’S DEBT
TAMPA, Fla., May 9—Global Imaging Systems, Inc. (NASDAQ: GISX) announced that its Board of
Directors today authorized the following measures related to the company’s capital structure:
Redemption of its 4% convertible senior subordinated notes due 2008, principal balance of $57.5 million, Common stock repurchases up to $150 million over a three-year period, and
Recasting the company’s senior credit facility.
Executive Vice President and CFO Ray Schilling said, “Redeeming the notes at this time takes advantage of the company’s strong financial position. We can redeem the notes at 101.6 percent of par value. Because the notes are currently trading at approximately 150 percent of par, we expect most note holders will exercise their right to convert the notes into shares of our common stock.” The company issued $57.5 million of the convertible senior subordinated notes in 2003 and the full amount remains outstanding.
He added, “The common stock repurchase program reflects both our financial position and our continuing strong cash flows. The Board authorized up to $150 million of repurchases over the next three years.” The company has repurchased shares on three previous occasions, the most recent being a $20 million program completed in May 2005.
Mr. Schilling said, “Global has agreed with our agent bank on a term sheet for a new senior credit facility. We expect this new financing will…provide us with enhanced strategic flexibility, permit us to execute substantial share repurchases, permit us to pay dividends, if appropriate, extend the maturity of our debt from 2009 to 2011, and lower the overall cost of our debt.”

GISX
Capital Structure
Proposed New Current
Revolver $200M $  70M
Term $150M $205M
Interest Rate/ Unused Should be slightly
Commitment Fee lower
Covenants 2 4
Limitations on…
Share repurchases Covenant compliance $40M
Cash dividends Only Not allowed
Term 5 years 3+ years
remaining
GISX

GISX
Capital Structure
• Why call the $57,500,000 convertible debt?
– There is a high probability that almost all of the debt will be converted to GISX shares as the conversion price is
$23.89/sh., current price is $38+.
– Eliminate $2,000,000+ cash interest payments annually.
– Presents a stronger Balance Sheet to investors, lenders
and ratings agencies.
– No impact on EPS since it’s already assumed to be
converted.
– Will eliminate investor questions/market overhang as to
how and when the convertible debt is called or
converted.
– Should have slight positive impact on the “float” or
volume of shares traded.

GISX
• Why initiate a $150,000,000 3 year share
repurchase program?
– Other than making acquisitions within our disciplined
purchase price multiples, has the most positive impact
on EPS.
– Allows Global the flexibility to utilize excess free cash
flow to purchase shares opportunistically while having
cash and borrowing capability for large acquisition
opportunities.
– Will allow Global to offset additional shares coming into
the market from the convertible debt, future
acquisitions, and stock option exercises.
Capital Structure

GISX
Capital Structure
• Why revise the senior debt facility, and take on
additional debt capacity?
– Market conditions are favorable now.
– Reduce cash interest expense by reducing the interest
rate.
– By extending the maturity of the debt agreement out 5
years, Global will not be compelled to deal with a
refinancing in future periods when market conditions
may not be as favorable.
– The additional flexibility will support funding for potential large acquisition opportunities, the share repurchase
program, and paying cash dividends in the future should
we chose to do so.
– By revising the senior credit agreements when
conditions are favorable we should be able to obtain less
restrictive debt covenants.

GISX Hedging • Swaps $40 million @ 3.85% $30 million @ 4.045% • Caps $30 million @ 5.5% $25 million @ 4.0% matures July 06 • Interest Saving 4 quarter FY0 $141k th

GISX
Interest Expense
• Blended Rate 4 quarter 5.74%
• Senior Debt 6.31% Hedging (-.28%)
• Senior Debt less Hedging 6.03%
• Potential Interest Saving .25%
• Proforma Blended Rate 5.78%
• Proforma Leverage Ratio 1.70 to 1.00
• Proforma Interest Coverage Ratio 9.50 to
1.00
th

Peter Shoemaker Executive Vice President GIS

GISX • Asset Management • Focus Companies • Quality Customer Service

GISX Accounts Receivable '05 '06 Amount (Millions) $115.5 $131.5 DSO 36 38 % Over 60 days 8.4 8.1

GISX Inventory '05 '06 Amount (Millions) $93.4 $98.1 Turns 5.9 5.6 • Aged Equipment • Quarter End Purchases

GISX Focus Companies • Previous Focus – Operating Income • Example – Company “A” ’03 10.7% ’04 13.1% ’05 15.0% ’06 17.5%

GISX Focus Companies Current Focus – Operating Income and Functional • Accounts Receivable • Inventory • SG&A • Service • Leasing • Print Management “Our focus is more focused”

GISX
Service Metrics
• Customer Service
– Response time
– Callbacks
– Incompletes
– Mean copies between failures
– Surveys
• Productivity
– Pages per technician
– Calls per day – gross calls, net calls
– Customer time/drive time/down time
• Financial
– 1  Tier
• Profit contribution
– 2  Tier
• Parts expense
• Labor expense
– 3    Tier
• Labor time per call
st
nd
rd

Dan Cooper Sr. VP of Sales GIS

GISX AGENDA 1. Sales Rep Training 2. Sales Manager Training 3. Selling Strategies 4. Database Management 5. Customer Service

GISX Getting Into Your Customer’s Head ® • Global Owns the Content • Customized with Best Practices • Global Trainers Execute the Program SALES REP TRAINING

GISX SALES MANAGER TRAINING • Annual Two-Day Training Program – Taught by Global Employees – Broad Content – Print Mgt to Recruiting to Training etc. • Best Practices Focus

GISX SELLING STRATEGIES • Print Management • Business Color • Mid-Major Account Focus • Technology Sales Focus

GISX DATABASE MANAGEMENT • Standardized CRM Package • Develop Advantages for Sales Force to Target the Right Customers

GISX CUSTOMER SERVICE • Customer Retention Focus • Installation and Training Focus

Mitchell Cohen President of Carr Business Systems GIS